UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2018

 L Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

L Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2018. The matters voted upon at the Annual Meeting, each of which is described in the 2018 Proxy Statement filed on April 5, 2018 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

E. Gordon Gee, Stephen D. Steinour, Allan R. Tessler and Abigail S. Wexner were elected to the Board of Directors for a term of three years. Of the 250,539,461 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
E. Gordon Gee	223,391,556	1,823,074	386,410	24,938,421
Stephen D. Steinour	207,247,985	17,989,149	363,906	24,938,421
Allan R. Tessler	190,069,079	35,160,305	371,656	24,938,421
Abigail S. Wexner	214,023,162	11,210,344	367,534	24,938,421

In addition, directors whose term of office continued after the Annual Meeting were: Patricia S. Bellinger, Dennis S. Hersch, Donna A. James, Davis T. Kollat, Michael G. Morris, Robert H. Schottenstein, Leslie H. Wexner and Raymond Zimmerman.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2018 fiscal year was ratified, with 247,041,461 shares voting for the appointment, 3,136,895 shares voting against the appointment and 361,105 shares abstaining.

Company Proposal to Amend the Certificate of Incorporation to Remove Supermajority Voting Requirements

The Company’s proposal to amend the Certificate of Incorporation to remove supermajority voting requirements did not receive a sufficient number of votes from stockholders to be approved, with 174,592,893 shares voting for the proposal, 46,988,931 shares voting against the proposal, 4,019,216 shares abstaining and 24,938,421 broker non-votes. In order to be approved, this proposal required the affirmative vote of at least 75% of the outstanding shares of the Company entitled to vote at the Annual Meeting. 62.62% of the total number of shares of the Company outstanding at March 23, 2018, the record date of the Annual Meeting, voted in favor of the proposal.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the Proxy Statement was approved by the stockholders, on an advisory basis, with 221,830,039 shares voting for the Company’s executive compensation, 3,411,271 shares voting against the Company’s executive compensation, 359,730 shares abstaining and 24,938,421 broker non-votes. 98.49% of the shares voting on the proposal voted in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 17, 2018	By:	/s/ Samuel P. Fried
Name: Samuel P. Fried
Title: Executive Vice President – Law, Policy & Governance